Goldman Sachs Funds

H I G H   Y I E L D   F U N D

Semiannual Report April 30, 2000

A high level of current income through a diversified portfolio of high yield securities.

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GOLDMAN  SACHS  HIGH YIELD  FUND

Market Overview

Dear Shareholder:

During the period under review, U.S. bond markets generally posted lackluster results, due to expanding economies and higher interest rates.

Market Review

  The Bond Market - Steadily rising short-term interest rates led to generally sub-par performance in many sectors of the U.S. fixed income market. Overall, we have seen spreads widen, and market-specific events take their toll on performance. For example, a scarcity of new issues and falling investor demand detracted from results in the high yield and municipal markets. In addition, government-sponsored enterprises, such as Fannie Mae and Freddie Mac, saw their securities decline in value, due to a federal proposal to possibly end conditional government lines of credit to these agencies.

Another major factor affecting the U.S. bond market was the U.S. Treasury's decision to buy back long maturity debt. The reduction in supply is aimed at reducing the average maturity and interest cost of Treasury debt. This led to a sharp increase in demand for 30-year bonds, resulting in a strong rally and an inverted yield curve.

  The Economy - Despite repeated attempts by the Federal Reserve Board (the "Fed") to slow economic growth, the U.S. economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the U.S. economic expansion hit a record nine years in February 2000. GDP growth fell to 5.4% during the first quarter of the year, but this rate is still much higher than what is deemed acceptable by the Fed in terms of keeping inflation at bay. With the lowest unemployment rate since the 1970s and increasing wage pressures, it's a virtual certainty that further short-term interest rate hikes will occur.

Outlook

Looking ahead, we fully expect the Fed to remain steadfast in its resolve to cool the economy and preempt inflation. The Fed has raised interest rates on five different occasions since the end of last June, yet economic growth shows no signs of abating. Based on recent economic data it now appears the Fed will need to tighten financial conditions more quickly, and by a greater amount, to prevent the economy from overheating. We now believe that the Fed will raise its Federal Funds rate target in the months to follow. When it appears that the economy has sufficiently slowed we would expect spreads to tighten.

As always, we appreciate your support and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ David B. Ford	/s/ David W. Blood	/s/ Sharmin Mossavar-Rahmani

David B. Ford	David W. Blood	Sharmin Mossavar-Rahmani
Co-Head, Goldman Sachs	Co-Head, Goldman Sachs	CIO, Fixed Income Investments,
Asset Management	Asset Management	Goldman Sachs Asset Management

May 9, 2000

NOT FDIC-INSURED
May Lose Value
No Bank Guarantee

Fund Basics

as of April 30, 2000

Assets Under Management

$789.1 Million

Number of Holdings

    322

NASDAQ SYMBOLS

Class A Shares

    GSHAX

Class B Shares

    GSHBX

Class C Shares

    GSHCX

Institutional Shares

    GSHIX

Service Shares

    GSHSX

PERFORMANCE REVIEW
October 31,1999-	Fund Total Return	30-Day	Lehman High
April 30,2000	(based on NAV)[1]	Standardized Yield[2]	Yield Bond Index[3]

Class A	2.87%	10.48%	0.08%
Class B	2.37%	10.23%	0.08%
Class C	2.38%	10.25%	0.08%
Institutional	3.07%	11.40%	0.08%
Service	2.82%	N/A	0.08%

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions.

2 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

3 The Lehman High Yield Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[4]
For the period ending 3/31/00	Class A	Class B	Class C	Institutional	Service

One Year	-5.09%	-6.30%	-2.37%	-0.23%	-0.73%
Since Inception	2.13%	1.96%	3.20%	4.30%	3.80%
	(8/1/97)	(8/1/97)	(8/15/97)	(8/1/97)	(8/1/97)

4 The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

TOP 10 HOLDINGS AS OF 4/30/00[5]
Company		Line of Business		% of Portfolio

Telewest Communications PLC		Media-Cable		3.5%
Nextel Communications, Inc.		Telecommunications-Cellular		2.4%
Riverwood International Corp.		Paper		2.2%
CSC Holdings, Inc.		Media-Cable		2.0%
Crown Castle International Corp.		Media-Non Cable		1.9%
NTL Communications Corp.		Telecommunications-Cellular		1.7%
Avecia Group PLC		Chemicals		1.5%
Kappa Beheer B.V.		Packaging		1.4%
Viasystems Group, Inc.		Technology		1.3%
SCG Holding & Semiconductor Corp.		Technology		1.3%

Credit Allocation: AAA 3.1%	BBB 2.2%	BB 8.6%	B 78.5%	CCC 6.1%

5 The Fund is actively managed and, as such, its composition may differ over time.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS HIGH YIELD FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs High Yield Fund for the six month period that ended April 30, 2000.

Performance Review

Over the six month reporting period that ended April 30, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, at net asset value, of 2.87%, 2.37%, 2.38%, 3.07% and 2.82%, respectively. These figures handily outperformed the 0.08% total return of the Fund's benchmark, the Lehman High Yield Bond Index.

The Fund benefited from astute sector allocation and from a broadening of investor interest beyond the telecommunications sector. This resulted in stronger demand for many of the Fund's industrial holdings. In addition, careful credit selection minimized losses from defaults during a period of time when default rates were on the rise.

High Yield Market

After poor performance during the third quarter of 1999, the high yield market ended the year on a positive note. Investor confidence improved on the heels of a rally in the stock market, in spite of concerns over rising interest rates. However, this reversal of fortune was short lived, as high yield bonds again faltered during the first quarter of 2000. After the traditional New Year rally failed to materialize, February was dominated by credit-specific events. In March, returns were hurt by a sharp sell-off. Rising short-term interest rates and accelerating outflows from U.S. mutual funds were the main culprits.

As the reporting period came to a close, the high yield market stabilized. Selling pressure abated, mutual fund redemptions slowed and new investors began funding portfolios. The lack of new supply also helped, with the new issue market coming to an almost complete halt.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Fund invests primarily in high yield, fixed income securities rated, at the time of investment, below investment grade.

Portfolio Composition

As of April 30, 2000, the Fund was diversified among 322 companies. Holdings in the top 10 companies represented 19.2% of the portfolio.

In the first half of the reporting period, the Fund's overweight position in cyclical industries, such as paper and chemicals, fared well in the wake of the economic rebound in Asia. The Fund's overweight exposure to European companies also augmented performance.

GOLDMAN SACHS HIGH YIELD FUND

FIXED INCOME

INVESTMENT

PROCESS OVERVIEW

Sector

Allocation

1

Our sector specialists work
together to assess relative
value among sectors
and create investment
strategies to meet each
fund's objectives.

    H

Security

Selection

2

In selecting securities for
each portfolio, our fixed
income teams have access
to the vast resources of
Goldman Sachs.

    H

Yield Curve

Strategies

3

We adjust the term
structure of our portfolios
based on our expectations
of the relationship between
short- and long-term
interest rates, while keep-
ing each fund's duration
close to its benchmark.

During the second half of the period, Fund activity was focused on existing investments. The new issue market was relatively subdued, with more attractive opportunities originating in Europe. The Fund carefully added to its portfolio from a select group of securities in this region.

Portfolio Highlights

Viasystems Group, Inc.(1.3% of the portfolio) - Viasystems has transformed itself through a series of acquisitions from a printed circuit board manufacturer to an electronics manufacturing services company. This new business profile enabled the firm to successfully complete an equity offering in March at a higher valuation than previously warranted. This, in turn, helped its bonds to rally despite the weak market.

Kappa Beheer B.V.(1.4% of the portfolio) - Kappa Beheer, a leading European producer of linerboard, has delivered solid results since its leveraged buyout and August bond issue. Brighter prospects for most paper companies, coupled with an increase in merger activity in the sector, have caused Kappa's bonds to significantly outperform. During the reporting period, Kappa's euro-denominated bonds have returned over 8%, and its zero coupon bonds more than 16%.

New Acquisitions

Ineos Acrylics Finance PLC (0.3 % of the portfolio) - Ineos Acrylics, a European chemical producer, was added to the portfolio in April. The firm recently raised 200 million euro to refinance debt incurred in its leveraged buyout from Imperial Chemical Industries (ICI).

Portfolio Outlook

Despite the likelihood for short-term interest rate increases, we believe the near-term outlook for the high yield market is favorable. The liquidity pressures of recent months has spurred interest from new investors, and the market is now more technically balanced. In addition, fundamental news is also supportive, as early first quarter earnings reports exceeded expectations. Upbeat earnings across the board also has caused investors to re-evaluate bonds of industrial companies that has been overlooked in recent months.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs High Yield Investment Management Team

May 9, 2000

GOLDMAN SACHS HIGH YIELD FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

1

Resources and Relationships

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

2

In-Depth Research

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

3

Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

April 30, 2000 (Unaudited)

The following graph shows the value as of April 30, 2000, of a $10,000 investment made on August 1, 1997 (commencement of operations) in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund’s benchmark (the Lehman High Yield Bond Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

High Yield Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1997 to April 30, 2000.

Average Annual Total Return through April 30, 2000	Since Inception	One Year	Six Months(a)

Class A (commenced August 1, 1997)
Excluding sales charges	4.22%	-1.31%	2.87%
Including sales charges	2.49%	-5.78%	-1.79%

Class B (commenced August 1, 1997)
Excluding contingent deferred sales charges	3.45%	-2.05%	2.37%
Including contingent deferred sales charges	2.31%	-6.93%	-2.75%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	3.51%	-2.05%	2.38%
Including contingent deferred sales charges	3.51%	-3.03%	1.35%

Institutional Class (commenced August 1, 1997)	4.62%	-0.81%	3.07%

Service Class (commenced August 1, 1997)	4.11%	-1.41%	2.82%

(a) Not annualized.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
April 30, 2000 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – 74.5%

Aerospace – 2.7%
Argo-Tech Corp. (B-/B3)
$ 7,500,000	8.63%	10/01/2007	$ 5,600,000
Burke Industries, Inc. (B-/Caa1)
2,000,000	10.00	08/15/2007	820,000
Communications Instruments, Inc. (B-/B3)
2,500,000	10.00	09/15/2004	1,887,500
Dunlop Standard Aerospace Holdings (B-/B3)
3,000,000	11.88	05/15/2009	2,940,000
Hexcel Corp. (B/B2)
5,000,000	9.75	01/15/2009	4,250,000
K&F Industries, Inc. (B-/Caa1)
5,000,000	9.25	10/15/2007	4,675,000
Transdigm, Inc. (B-/B3)
1,000,000	10.38	12/01/2008	790,000
Worldwide Flight Services, Inc. (B/B3)†
750,000	12.25	08/15/2007	600,000

			21,562,500

Automotive Parts – 2.8%
Accuride Corp. (B-/B2)
3,000,000	9.25	02/01/2008	2,557,500
American Axle & Manufacturing, Inc. (B/B2)
3,750,000	9.75	03/01/2009	3,571,875
Anchor Lamina, Inc. (B-/B3)
1,500,000	9.88	02/01/2008	1,110,000
Federal-Mogul Corp. (BB+/Ba2)
2,000,000	7.50	01/15/2009	1,522,760
Hayes Lemmerz International, Inc. (B/B2)
3,500,000	9.13	07/15/2007	3,202,500
JL French Automotive Castings (B-/B3)
1,500,000	11.50	06/01/2009	1,481,250
Prestolite Electric, Inc. (B+/B3)
3,259,000	9.63	02/01/2008	1,955,400
Stanadyne Automotive Corp. (B/Caa1)
4,000,000	10.25	12/15/2007	3,250,000
Venture Holdings Trust (B/B2)
4,000,000	9.50	07/01/2005	3,320,000

			21,971,285

Building Materials – 2.9%
Amatek Industries, Inc. (B/B3)
3,500,000	12.00	02/15/2008	3,255,000
Atrium Cos., Inc. (B-/B3)
2,000,000	10.50	05/01/2009	1,885,000
Better Minerals & Aggregates (B-/B3)†
2,500,000	13.00	09/15/2009	2,475,000
Nortek, Inc. (B+/B1)
3,000,000	9.13	09/01/2007	2,775,000
2,125,000	8.88	08/01/2008	1,917,812
Nortek, Inc. (B-/B3)
2,000,000	9.88	03/01/2004	1,895,000

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Building Materials – (continued)
Republic Group, Inc. (B/B2)
$ 3,000,000	9.50%	07/15/2008	$ 2,460,000
Werner Holdings Co., Inc. (B-/B2)
7,000,000	10.00	11/15/2007	6,545,000

			23,207,812

Capital Goods – 2.9%
Axiohm Transaction Solutions, Inc. (D/Ca)Δ
3,000,000	9.75	10/01/2007	600,000
International Wire Group, Inc. (B-/B3)
2,500,000	11.75	06/01/2005	2,568,750
Packard BioScience Co. (B-/B3)
9,250,000	9.38	03/01/2007	8,140,000
Simonds Industries, Inc. (B-/B3)
750,000	10.25	07/01/2008	532,500
Thermadyne Holdings Corp. (CCC+/Caa1)§
4,000,000	0.00/12.50	06/01/2008	1,680,000
Thermadyne Manufacturing LLC (CCC+/B3)
6,750,000	9.88	06/01/2008	5,467,500
Trench Electric S.A. (B-/B3)
5,000,000	10.25	12/15/2007	3,750,000

			22,738,750

Chemicals – 3.9%
Avecia Group PLC (B/B2)
9,000,000	11.00	07/01/2009	9,112,500
Brunner Mond PLC (CCC/Caa2)
1,000,000	11.00	07/15/2008	520,000
Equistar Chemicals LP (BBB-/Baa3)
2,000,000	7.55	02/15/2026	1,618,860
General Chemicals Industries (B+/B3)
3,000,000	10.63	05/01/2009	2,580,000
Huntsman ICI Holdings LLC (B+/B2)
2,500,000	10.13	07/01/2009	2,487,500
Huntsman ICI Holdings LLC (B+/B3)@†
7,125,000	12.27	12/31/2009	2,244,375
Lyondell Chemical Co. (BB/Ba3)
4,500,000	9.88	05/01/2007	4,455,000
Lyondell Chemical Co. (B+/B2)
2,000,000	10.88	05/01/2009	1,980,000
Polymer Group, Inc. (B/B2)
1,750,000	9.00	07/01/2007	1,575,000
3,000,000	8.75	03/01/2008	2,692,500
Sovereign Specialty Chemicals, Inc. (B-/B3)†
1,250,000	11.88	03/15/2010	1,262,500
Trans-Resources, Inc. (B-/B3)§
1,000,000	0.00/12.00	03/15/2008	190,000

			30,718,235

Conglomerates – 0.7%
Eagle-Picher Industries, Inc. (B-/B3)
6,500,000	9.38	03/01/2008	5,492,500

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Consumer Cyclicals – 5.7%
APCOA, Inc. (CCC+/Caa1)
$ 5,000,000	9.25%	03/15/2008	$ 2,250,000
Fisher Scientific International, Inc. (B-/B3)
13,250,000	9.00	02/01/2008	12,190,000
Intertek Finance PLC (B-/B2)
7,000,000	10.25	11/01/2006	5,810,000
MSX International, Inc. (B-/B3)
1,000,000	11.38	01/15/2008	940,000
National Equipment Services, Inc. (B/B3)
4,000,000	10.00	11/30/2004	3,600,000
United Rentals, Inc. (BB-/B1)
4,750,000	9.50	06/01/2008	4,346,250
4,000,000	8.80	08/15/2008	3,500,000
Volume Services America, Inc. (B-/B3)
2,750,000	11.25	03/01/2009	2,557,500
Wesco Distribution, Inc. (B/B2)
10,000,000	9.13	06/01/2008	9,050,000
Williams Scotsman, Inc. (B-/B3)
1,000,000	9.88	06/01/2007	910,000

			45,153,750

Consumer Products – 2.3%
Cabot Safety Corp. (B/B3)
4,000,000	12.50	07/15/2005	4,030,000
Corning Consumer Products Co. (B/B3)
6,250,000	9.63	05/01/2008	3,968,750
Generac Portable Products LLC (B-/B3)
2,000,000	11.25	07/01/2006	1,985,000
Imperial Home Decor Group (D/C)Δ
2,000,000	11.00	03/15/2008	20,000
Polaroid Corp. (BB-/Ba3)
2,000,000	11.50	02/15/2006	2,035,000
Sealy Mattress Co. (B-/B3)
1,500,000	0.00/10.88 §	12/15/2007	1,050,000
2,500,000	9.88	12/15/2007	2,375,000
The Scotts Co. (B+/B2)†
1,000,000	8.63	01/15/2009	950,000
United Industries Corp. (B-/B3)
1,750,000	9.88	04/01/2009	1,277,500

			17,691,250

Defense – 0.6%
Condor Systems, Inc. (B-/B3)†
2,000,000	11.88	05/01/2009	970,000
Newport News Shipbuilding, Inc. (B+/Ba3)
4,000,000	9.25	12/01/2006	3,960,000

			4,930,000

Energy – 1.5%
Benton Oil & Gas Co. (B/B3)
2,250,000	9.38	11/01/2007	1,350,000
Cross Timbers Oil Co. (B/B2)
2,750,000	8.75	11/01/2009	2,557,500

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Energy – (continued)
P&L Coal Holdings Corp. (B/B2)
$ 4,250,000	9.63%	05/15/2008	$ 3,782,500
R&B Falcon Corp. (B+/Ba3)
500,000	6.75	04/15/2005	437,500
500,000	9.50	12/15/2008	485,000
RBF Finance Co. (BB-/Ba3)
1,000,000	11.38	03/15/2009	1,070,000
Vintage Petroleum, Inc. (BB-/B1)
2,000,000	9.75	06/30/2009	2,020,000

			11,702,500

Entertainment – 0.9%
Advanstar Communications, Inc. (B-/B2)
3,000,000	9.25	05/01/2008	2,730,000
Premier Parks, Inc. (B-/B3)
2,250,000	9.25	04/01/2006	2,115,000
SFX Entertainment, Inc. (B-/B3)
2,000,000	9.13	02/01/2008	2,000,000
V2 Music Holdings PLC (CCCg)†§
1,750,000	0.00/14.00	04/15/2008	463,750

			7,308,750

Environmental – 1.7%
Allied Waste North America, Inc. (BB-/Ba3)
2,500,000	7.63	01/01/2006	1,875,000
5,750,000	7.88	01/01/2009	4,255,000
Allied Waste North America, Inc. (B+/B2)
8,000,000	10.00	08/01/2009	5,480,000
The IT Group, Inc. (B+/B3)
2,000,000	11.25	04/01/2009	1,800,000

			13,410,000

Food – 2.7%
Agrilink Foods, Inc. (B-/B3)
1,500,000	11.88	11/01/2008	1,335,000
Aurora Foods, Inc. (CCC+/Caa1)
3,750,000	9.88	02/15/2007	2,100,000
1,000,000	8.75	07/01/2008	550,000
Del Monte Foods Co. (B-/Caa1)§
5,350,000	0.00/12.50	12/15/2007	4,012,500
Domino’s, Inc. (B-/B3)
5,000,000	10.38	01/15/2009	4,662,500
Eagle Family Foods (CCC+/B3)
5,000,000	8.75	01/15/2008	3,400,000
International Home Foods, Inc. (B-/B2)
2,750,000	10.38	11/01/2006	2,722,500
New World Pasta Co. (B-/B2)
1,000,000	9.25	02/15/2009	740,000
Premier International Foods PLC (B-/B3)†
1,500,000	12.00	09/01/2009	1,428,750

			20,951,250

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
April 30, 2000 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Health Care – 1.3%
ALARIS Medical, Inc. (B-)§
$ 4,000,000	0.00/11.13%		08/01/2008	$ 1,080,000
Genesis Eldercare, Inc. (C/C)Δ
2,000,000	9.00		08/01/2007	60,000
Genesis Health Ventures, Inc. (C/C)Δ
1,000,000	9.88		01/15/2009	130,000
Genesis Health Ventures, Inc. (D/C)Δ
500,000	9.25		10/01/2006	75,000
Hudson Respiratory Care, Inc. (B-/B3)
3,500,000	9.13		04/15/2008	2,695,000
Iasis Healthcare Corp. (B-/B3)†
2,000,000	13.00		10/15/2009	1,985,000
Integrated Health Services, Inc. (C)Δ
3,750,000	9.25		01/15/2008	75,000
Kinetic Concepts, Inc. (CCC+/B3)
5,000,000	9.63		11/01/2007	3,625,000
Universal Hospital Services, Inc. (B/B3)
1,000,000	10.25		03/01/2008	400,000

				10,125,000

Home Construction – 0.1%
D.R. Horton, Inc. (BB/Ba1)
1,000,000	8.00		02/01/2009	852,500

Insurance Companies – 0.7%
Willis Corroon Corp. (B+/Ba3)
7,500,000	9.00		02/01/2009	5,662,500

Media-Cable – 5.3%
Adelphia Communications Corp. (B+/B1)
3,000,000	9.38		11/15/2009	2,812,500
Charter Communications Holdings LLC (B+/B2)
1,000,000	8.25		04/01/2007	890,000
2,000,000	8.63		04/01/2009	1,740,000
13,750,000	0.00/9.92	§	04/01/2011	7,528,125
Echostar DBS Corp. (B/B2)
4,000,000	9.38		02/01/2009	3,870,000
Frontiervision Holdings LP (B+/B1)§
5,000,000	0.00/11.88		09/15/2007	4,362,500
Ono Finance PLC (CCC+)†
1,250,000	13.00		05/01/2009	1,275,000
Renaissance Media Group LLC (B-/B2)§
3,000,000	0.00/10.00		04/15/2008	2,040,000
Telewest Communications PLC (B+/B1)
7,500,000	0.00/11.00	§	10/01/2007	7,050,000
5,000,000	11.25		11/01/2008	5,125,000
1,000,000	0.00/9.78	§	04/15/2009	560,000
2,000,000	0.00/11.38	†§	02/01/2010	1,150,000
1,000,000	9.88	†	02/01/2010	980,000
United Pan-Europe Communications N.V. (B/B2)†
1,000,000	0.00/13.75	§	02/01/2010	485,000
2,000,000	11.25		02/01/2010	1,860,000

				41,728,125

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Media-Non Cable – 4.0%
Chancellor Media Corp. (B/B1)
$ 2,000,000	8.13%	12/15/2007	$ 1,992,500
2,000,000	9.00	10/01/2008	2,020,000
Crown Castle International Corp. (B/B3)§
10,500,000	0.00/10.63	11/15/2007	7,560,000
6,000,000	0.00/10.38	05/15/2011	3,540,000
5,500,000	0.00/11.25	08/01/2011	3,300,000
Lin Holdings Corp. (B-/B3)§
5,000,000	0.00/10.00	03/01/2008	2,950,000
Pinnacle Holdings, Inc. (B/B3)§
5,000,000	0.00/10.00	03/15/2008	3,312,500
PX Escrow Corp. (B-/B3)§
1,000,000	0.00/9.63	02/01/2006	510,000
Spectrasite Holdings, Inc. (B-/B3)§
3,500,000	0.00/11.25	04/15/2009	1,925,000
Young Broadcasting, Inc. (B/B2)
5,000,000	8.75	06/15/2007	4,425,000

			31,535,000

Metals – 0.9%
Earle M. Jorgensen Co. (B-/B3)
3,500,000	9.50	04/01/2005	3,220,000
Haynes International, Inc. (B-/B3)
1,500,000	11.63	09/01/2004	810,000
Republic Technologies International (B/C)†
2,000,000	13.75	07/15/2009	440,000
WHX Corp. (B-/B3)
2,500,000	10.50	04/15/2005	2,318,750

			6,788,750

Packaging – 2.4%
AEP Industries, Inc. (B/B2)
3,000,000	9.88	11/15/2007	2,475,000
Graham Packaging Co. (B-/B3)
3,500,000	8.75	01/15/2008	2,992,500
Graham Packaging Co. (B-/Caa1)§
3,500,000	0.00/10.75	01/15/2009	1,960,000
Printpack, Inc. (B/Caa1)
3,000,000	10.63	08/15/2006	2,865,000
Printpack, Inc. (B+/B3)
3,000,000	9.88	08/15/2004	2,910,000
Tekni-Plex, Inc. (B-/B3)
3,000,000	11.25	04/01/2007	3,090,000
3,000,000	9.25	03/01/2008	2,880,000

			19,172,500

Paper – 4.1%
Ainsworth Lumber Co. Ltd. (B/B2)
6,000,000	12.50	07/15/2007	6,270,000
Packaging Corp. of America (B+/B2)
8,000,000	9.63	04/01/2009	8,040,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Paper – (continued)
Repap New Brunswick, Inc (CCC+/Caa)
$ 1,500,000	10.63%	04/15/2005	$ 1,402,500
Riverwood International Corp. (B-/B3)
8,000,000	10.25	04/01/2006	7,880,000
Riverwood International Corp. (CCC+/Caa1)
9,500,000	10.88	04/01/2008	8,977,500

			32,570,000

Publishing – 1.6%
American Lawyer Media, Inc. (B/B1)
3,500,000	9.75	12/15/2007	3,237,500
Day International Group, Inc. (B-/B3)
3,250,000	9.50	03/15/2008	2,795,000
Merrill Corp. (B/B3)
1,500,000	12.00	05/01/2009	1,410,000
Transwestern Publishing Co. (B-/B2)
3,000,000	9.63	11/15/2007	2,895,000
WRC Media Corp. (B-/B3)
2,250,000	12.75	11/15/2009	2,160,000

			12,497,500

Retailers – 0.8%
Advance Holdings Corp. (B-/Caa2)§
2,000,000	0.00/12.88	04/15/2009	930,000
Duane Reade, Inc. (B-/B3)
1,750,000	9.25	02/15/2008	1,636,250
Mattress Discounters Corp. (B+/B2)
750,000	12.63	07/15/2007	682,500
Musicland Stores Corp. (B+/B2)
3,250,000	9.00	06/15/2003	2,925,000

			6,173,750

Supermarkets – 0.1%
Pathmark Stores, Inc. (C/Caa)
625,000	9.63	05/01/2003	443,750

Technology – 3.8%
Details, Inc. (B+/Caa1)§
2,000,000	0.00/12.50	11/15/2007	1,260,000
Details, Inc. (B-/B3)
5,000,000	10.00	11/15/2005	4,675,000
Integrated Circuit Systems, Inc. (B-/B3)
1,500,000	11.50	05/15/2009	1,650,000
Intersil Corp. (B/B3)
812,000	13.25	08/15/2009	909,440
Intira Corp. (CCCg)§
2,000,000	0.00/13.00	02/01/2010	1,065,800
MCMS, Inc. (CCC+/Caa3)
2,000,000	9.75	03/01/2008	1,000,000
SCG Holding & Semiconductor Corp. (B/B2)
9,000,000	12.00	08/01/2009	9,517,500

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Technology – (continued)
Viasystems Group, Inc. (B/B3)
$11,250,000	9.75%		06/01/2007	$ 9,618,750

				29,696,490

Telecommunications – 13.1%
Allegiance Telecom, Inc. (B/B3)
1,500,000	0.00/11.75	§	02/15/2008	1,050,000
1,000,000	12.88		05/15/2008	1,080,000
Birch Telecom, Inc. (CCCg)
1,000,000	14.00		06/15/2008	1,000,000
Carrier1 International S.A. (B-/B3)†
2,250,000	13.25		02/15/2009	2,250,000

Colt Telecom Group PLC (B+/B1)§
5,500,000	0.00/12.00		12/15/2006	4,730,000
Completel Europe N.V. (CCC+/Caa1)§
2,250,000	0.00/14.00		02/15/2009	1,125,000
Econophone, Inc. (CCCg)†
2,000,000	13.50		07/15/2007	2,082,500
Energis PLC (B/B1)†
4,500,000	9.75		06/15/2009	4,500,000
Exodus Communications, Inc. (B-)
3,000,000	11.25		07/01/2008	3,037,500
1,250,000	10.75		12/15/2009	1,246,875
FLAG Telecom Holdings Ltd. (B/B2)
2,500,000	11.63		03/30/2010	2,125,021
Global Crossing Holdings Ltd. (BB/Ba2)
1,500,000	9.13	†	11/15/2006	1,451,250
2,750,000	9.63		05/15/2008	2,688,125
2,500,000	9.50	†	11/15/2009	2,425,000
GST Equipment Funding, Inc.
2,000,000	13.25		05/01/2007	1,100,000
GST Network Funding, Inc.§
2,000,000	0.00/10.50		05/01/2008	770,000
GST Telecommunications, Inc.
1,000,000	12.75		11/15/2007	600,000
Hermes Europe Railtel B.V. (B/B3)
3,500,000	11.50		08/15/2007	3,150,000
1,500,000	10.38		01/15/2009	1,260,000
ICG Holdings, Inc. (B-/B3)§
500,000	0.00/12.00		05/01/2006	404,820
5,000,000	0.00/11.63		03/15/2007	3,465,950
Intermedia Communications, Inc. (B/B2)
7,250,000	0.00/11.25	§	07/15/2007	5,600,625
1,000,000	8.88		11/01/2007	935,000
1,000,000	9.50		03/01/2009	957,500
Intermedia Communications, Inc. (CCC+/B3)§
1,000,000	0.00/12.25		03/01/2009	600,000
Jazztel PLC (CCC+/Caa1)
750,000	14.00		04/01/2009	768,750
Leap Wireless International, Inc. (CCC/Caa2)
1,000,000	0.00/14.50	§	04/15/2010	482,500
500,000	12.50		04/15/2010	488,750

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
April 30, 2000 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications – (continued)
Level 3 Communications, Inc. (B/B3)
$ 3,000,000	9.13%		05/01/2008	$ 2,610,000
McLeodUSA, Inc. (B+/B1)
1,000,000	0.00/10.50	§	03/01/2007	795,000
2,000,000	9.50		11/01/2008	1,932,500
750,000	8.13		02/15/2009	663,750
Metromedia Fiber Network, Inc. (B+/B2)
3,000,000	10.00		11/15/2008	2,865,000
2,000,000	10.00		12/15/2009	1,905,000
Metronet Communications Corp. (BBB/Baa3)
7,000,000	0.00/9.95	§	06/15/2008	5,460,000
750,000	10.63		11/01/2008	844,688
NEXTLINK Communications, Inc. (B/B2)
2,000,000	9.63		10/01/2007	1,860,000
2,250,000	9.00		03/15/2008	2,053,125
1,500,000	10.75		06/01/2009	1,473,750
Pathnet, Inc.
1,875,000	12.25		04/15/2008	1,200,000
PSINet, Inc. (B-/B3)
3,750,000	10.00		02/15/2005	3,300,000
1,500,000	11.50		11/01/2008	1,372,500
1,000,000	11.00		08/01/2009	900,000
RSL Communications PLC (B-/B2)
1,000,000	12.25		11/15/2006	990,000
2,000,000	0.00/10.13	§	03/01/2008	1,025,000
625,000	9.13		03/01/2008	487,500
2,000,000	10.50		11/15/2008	1,660,000
Verio, Inc. (B-/B3)
1,500,000	11.25		12/01/2008	1,477,500
2,000,000	10.63		11/15/2009	1,910,000
Versatel Telecom International N.V. (B-/B3)
1,000,000	13.25		05/15/2008	1,015,000
Viatel, Inc. (B-/B3)
1,343,000	11.50		03/15/2009	1,222,130
WAM!Net, Inc. (CCC+)§
1,250,000	0.00/13.25		03/01/2005	812,500
Williams Communications Group, Inc. (BB-/B2)
2,000,000	10.70		10/01/2007	2,035,000
3,000,000	10.88		10/01/2009	3,022,500
World Access, Inc.
2,250,000	13.25		01/15/2008	2,047,500
Worldwide Fiber, Inc. (B+/B3)
5,250,000	12.50		12/15/2005	5,197,500

				103,512,609

Telecommunications-Cellular – 4.6%
Alamosa PCS Holdings, Inc. (CCC+/Caa1)§
2,500,000	0.00/12.75		02/15/2010	1,281,250
Centennial Cellular Corp. (B-/B3)
5,000,000	10.75		12/15/2008	4,975,000
East Telecom Group PLC (B+/Aa1)
4,000,000	11.88		12/01/2008	4,680,000
Millicom International Cellular S.A. (B-/B3)§
5,000,000	0.00/13.50		06/01/2006	4,225,000

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications-Cellular – (continued)
Nextel Communications, Inc. (B/B1)
$ 3,000,000	0.00/10.65	%§	09/15/2007	$ 2,272,500
750,000	0.00/9.75	§	10/31/2007	538,125
16,000,000	0.00/9.95	§	02/15/2008	11,240,000
3,000,000	9.38		11/15/2009	2,842,500
Nextel Partners, Inc. (CCC+/B3)§
650,000	0.00/14.00		02/01/2009	432,250
Orange PLC (BBB+/Ba3)
3,000,000	9.00		06/01/2009	3,090,000
Triton PCS Holdings, Inc. (CCC+/B3)§
1,250,000	0.00/11.00		05/01/2008	893,750

				36,470,375

Textiles – 0.4%
Delta Mills, Inc. (B+/B3)
3,000,000	9.63		09/01/2007	2,280,000
Galey & Lord, Inc. (B/Ca)
2,000,000	9.13		03/01/2008	920,000
Globe Manufacturing Corp. (CCC+/Ca)
2,000,000	10.00		08/01/2008	200,000

				3,400,000

TOTAL CORPORATE BONDS
(Cost $679,818,299)				$587,467,431

Emerging Market Debt – 3.7%

APP China Group Ltd. (CCC+/B3)
$ 670,000	14.00%		03/15/2010	$ 542,700
Cablevision S.A. (BB/B1)†
1,000,000	13.75		05/01/2009	950,000
Cellco Finance N.V. (B-/B1)
1,250,000	12.75		08/01/2005	1,282,813
Federal Republic of Brazil (B+/B2)
1,171,000	14.50		10/15/2009	1,230,721
Federal Republic of Brazil C-Bonds (B+/B2)
4,532,811	8.00		04/15/2014	3,240,960
Grupo Industrial Durango SA (BB-/B2)
2,100,000	12.63		08/01/2003	2,121,000
Grupo Isuacell S.A. de C.V. (B+/B1)
2,000,000	14.25		12/01/2006	2,080,000
Hanvit Bank (B/B1)
1,990,000	11.75		03/01/2010	1,980,050
Indah Kiat Finance Mauritius (CCC+/B3)
1,240,000	10.00		07/01/2007	827,080
MRS Logistica S.A. (B) †
120,000	10.63		08/15/2005	98,400
Multicanal S.A. (BB+/B1) †
1,000,000	13.13		04/15/2009	1,020,000
National Power Corp. (BB)
500,000	7.63		11/15/2000	498,125
National Republic of Bulgaria (B2) #
1,120,000	2.75		07/28/2012	772,800

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Emerging Market Debt – (continued)

Pemex Finance Ltd. (BBB+/Baa1)
$ 990,000	9.03%	02/15/2011	$ 995,841
PTC International Finance B.V. (B+/B2)§
840,000	0.00/10.75	07/01/2007	562,800
Republic of Panama (BB+/Ba1)#
1,342,349	7.00	05/10/2002	1,315,502
Republic of Peru (BBB+/Ba3)
4,320,000	3.75	03/07/2017	2,624,400
Republic of Philippines (BB+/Ba1)
2,760,000	9.50	10/21/2024	2,622,000
Republic of Poland (BBB+/Baa1)#
3,010,000	3.50	10/27/2024	1,869,962
650,000	4.00	10/27/2024	429,813
Slovak Wireless Finance Co. (B/B2)
750,000	11.25	03/30/2007	684,143
United Mexican States (BB+/Baa3)
2,100,000	6.25	12/31/2019	1,728,573

TOTAL EMERGING MARKET DEBT
(Cost $29,474,064)			$ 29,477,683

Foreign Debt ObligationsE – 12.5%

British Pound Sterling – 3.5%
Coral Group Holdings PLC (B-/B3) †
GBP 1,500,000	10.00%	02/15/2009	$ 2,417,166
2,206,255	13.50	09/30/2009	3,563,845
IPC Magazines Group PLC (B-/B3)
3,250,000	0.00/10.75 §	03/15/2008	2,896,902
3,750,000	9.63	03/15/2008	4,991,974
Telewest Communications PLC (B+/B1)§
12,500,000	0.00/9.88	04/15/2009	11,433,858
William Hill Finance PLC (B-/B3)
1,500,000	10.63	04/30/2008	2,370,458

			27,674,203

Euro Currency – 7.3%
BSN Financing Co., S.A. (B/B1)
EUR 5,000,000	10.25	08/01/2009	4,772,775
Clondalkin Industries PLC (B-/B3)
1,500,000	10.63	01/15/2010	1,418,196
Enitel ASA (B-/B3)
2,500,000	12.50	04/15/2010	2,340,933
Esat Telecom Group PLC (B+/Aa1)
2,000,000	11.88	11/01/2009	2,239,699
Exodus Communications, Inc. (B-)
1,000,000	10.75	12/15/2009	918,191
Huntsman ICI Holdings LLC (B+/B2)
4,750,000	10.13	07/01/2009	4,555,727
Ineos Acrylics Finance PLC (B+/B3)
2,750,000	10.25	05/15/2010	2,562,526
Jazztel PLC (CCC+/Caa1)
2,000,000	14.00	04/01/2009	1,863,655

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Debt ObligationsE – (continued)

Euro Currency – (continued)
Kappa Beheer B.V. (B/B2)†
EUR 6,500,000	0.00/12.50	%§	07/15/2009	$ 3,929,585
6,750,000	10.63		07/15/2009	6,535,292
Metromedia Fiber Network, Inc. (B+/B2)
2,750,000	10.00		12/15/2009	2,437,524
NTL Communications Corp. (B-/B3)
3,800,000	0.00/11.50	§	11/15/2009	1,986,383
11,750,000	9.88		11/15/2009	10,414,877
Ono Finance PLC (CCC+/Caa1)†
5,000,000	13.00		05/01/2009	4,727,320
PTC International Finance II S.A. (B+/B2)
2,570,000	11.25		12/01/2009	2,488,252
Tele1 Europe B.V. (B-/B3)†
1,000,000	13.00		05/15/2009	927,282
1,000,000	11.88		12/01/2009	909,100
United Pan-Europe Communications N.V. (B/B2)
1,500,000	11.25		02/01/2010	1,302,286
Viatel, Inc. (B-/B3)
1,000,000	11.50		03/15/2009	815,917

				57,145,520

German Mark – 1.7%
Colt Telecom Group PLC (B+/B1)
DEM 5,000,000	8.88		11/30/2007	2,358,938
Impress Metal Pack Holdings (B/B2)
10,000,000	9.88		05/29/2007	4,648,155
Ineos PLC (B+/B3)
6,500,000	8.63		04/30/2005	3,127,046
Sirona Dental Systems (B/B2)†
6,750,000	9.13		07/15/2008	2,619,816
Texon International PLC (B3)†
2,250,000	10.00		02/01/2008	979,947

				13,733,902

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $112,374,185)				$ 98,553,625

Repurchase Agreement — 0.5%

Joint Repurchase Agreement Account
$ 3,800,000	5.85%		05/01/2000	$ 3,800,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,800,000)				$ 3,800,000

Shares				Value

Common Stocks — 0.5%

Colt Telecom Group PLC*
59,200				$ 2,432,259
Completel Holdings LLC Cl.B†
12,500				1,125,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
April 30, 2000 (Unaudited)

Shares			Value

Common Stocks – (continued)

McleodUSA, Inc.
9,132			$ 228,300
RSL Communications Ltd
2,881			40,154
Tele1 Europe Holding AB ADR
18,792			291,276
World Access, Inc.*
7,069			111,337

TOTAL COMMON STOCKS
(Cost $313,842)			$ 4,228,326

Shares	Dividend Rate	Maturity Date	Value

Preferred Stocks – 2.9%

Avecia Group PLC (B-/B3)‡
40,000	16.00%	07/01/2010	$ 1,000,000
CSC Holdings, Inc. (B+/B1)‡
61,551	11.75	10/01/2007	6,709,059
75,702	11.13	04/01/2008	8,100,114
Eagle-Picher Holdings, Inc. (CCC+/Caa)
200	11.75	03/01/2008	600,000
Global Crossing Holdings Ltd. (B+/B1)‡
12,500	10.50	12/01/2008	1,250,000
Intermedia Communications, Inc. (CCC-/Caa)‡
1,388	13.50	03/31/2009	1,353,618
Nextel Communications, Inc. (CCC+/B3)‡
1,392	11.13	02/15/2010	1,301,520
River Holding Corp. (CCC+)‡
4,701	11.50	04/15/2010	357,245
Rural Cellular Corp. (CCC+/Caa)‡
2,062	12.25	05/15/2011	2,020,692

TOTAL PREFERRED STOCKS
(Cost $20,800,653)			$ 22,692,248

Shares			Value

Warrants* – 0.6%

ASAT Finance LLC, expiring November 1, 2006
2,000			$ 240,000
Avecia Group PLC, expiring July 1, 2010
80,000			900,000
Birch Telecom, Inc., expiring June 15, 2008
1,000			55,000
Cellnet Data Systems, Inc., expiring September 15, 2007
3,000			0
Coral Group Holdings PLC, expiring September 30, 2009
2,000			435,946
Intira Corp., expiring February 2, 2025
44,618			0
Jazztel PLC, expiring April 1, 2009
10,000			2,290,932

Shares	Value

Warrants* – (continued)

Knology Holdings, Inc., expiring October 15, 2007
1,750	$ 87,500
Ono Finance PLC, expiring May 31, 2009
6,250	869,325
Pathnet, Inc., expiring April 15, 2008
1,875	18,750
Republic Technologies International Inc., expiring July 15, 2009
2,000	20
V2 Music Holdings PLC, expiring April 15, 2008
1,750	0
WAM!Net, Inc., expiring March 1, 2005
3,750	85,313
Worldwide Flight Services, Inc., expiring August 15, 2007
750	75

TOTAL WARRANTS
(Cost $93,750)	$ 4,982,861

TOTAL INVESTMENTS
(Cost $846,674,793)	$751,202,174

†
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amounts to $61,080,878 as of April 30, 2000.

§	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.

E	The principal amount of each security is stated in the currency in which the bond is denominated. See below.
DEM = German Mark.
EUR = Euro currency.
GBP = Great Britain Pound.

#	Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 2000.

‡	Pay-in-kind securities.

*	Non-income producing security.

Δ	Security currently in default.

@	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

Assets:

Investment in securities, at value (identified cost $846,674,793)	$751,202,174
Cash, at value	5,254,892
Receivables:
Investment securities sold, at value	3,833,007
Interest, at value	19,740,882
Fund shares sold	554,309
Forward foreign currency exchange contracts, at value	14,458,771
Reimbursement from investment adviser	56,737
Deferred organization expenses, net	14,488
Other assets, at value	42,485

Total assets	795,157,745

Liabilities:
Payables:
Investment securities purchased, at value	3,140,025
Income distribution	1,812,612
Fund shares repurchased	334,212
Amounts owed to affiliates	688,671
Forward foreign currency exchange contracts, at value	13,533
Accrued expenses and other liabilities, at value	57,186

Total liabilities	6,046,239

Net Assets:
Paid-in capital	879,778,645
Accumulated distributions in excess of net investment income	(1,050,318)
Accumulated net realized loss on investment and foreign currency related transactions	(7,610,267)
Net unrealized loss on investments and translation of assets and liabilities denominated in foreign currencies	(82,006,554)

NET ASSETS	$789,111,506

Net asset value, offering and redemption price per share: (a)
Class A	$8.81
Class B	$8.81
Class C	$8.80
Institutional	$8.82
Service	$8.82

Shares outstanding:
Class A	56,260,537
Class B	4,363,280
Class C	1,239,342
Institutional	27,651,203
Service	53,700

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	89,568,062

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0471) for Class A shares is $9.23. At redemption, Class B and Class C shares may be subject to a deferred contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

Investment income:

Interest (a)	$43,598,332
Dividends	65,625

Total income	43,663,957

Expenses:

Management fees	2,877,643
Distribution and Service fees (b)	891,528
Transfer Agent fees (c)	586,318
Custodian fees	108,374
Registration fees	66,825
Professional fees	27,644
Trustee fees	4,921
Amortization of deferred organization expenses	3,207
Service share fees	1,003
Other	54,607

Total expenses	4,622,070

Less — expenses reimbursed	(166,916)

Net expenses	4,455,154

NET INVESTMENT INCOME	39,208,803

Realized and unrealized gain (loss) on investment and foreign currency transactions:

Net realized gain from:
Investment transactions	3,159,635
Foreign currency related transactions	339,892
Net change in unrealized loss on:
Investments	(31,470,548)
Translation of assets and liabilities denominated in foreign currencies	12,424,363

Net realized and unrealized loss on investment and foreign currency transactions:	(15,546,658)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,662,145

(a)	Taxes withheld on interest were $1,760.

(b)	Class A, Class B and Class C had Distribution and Service fees of $640,336, $197,764 and $53,428, respectively.

(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $486,657, $37,575, $10,151, $51,855 and $80, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 (unaudited)

From operations:

Net investment income	$ 39,208,803
Net realized gain on investment and foreign currency transactions	3,499,527
Net change in unrealized loss on investments and foreign currency	(19,046,185)

Net increase in net assets resulting from operations	23,662,145

Distributions to shareholders:

From net investment income
Class A shares	(29,011,197)
Class B shares	(2,092,730)
Class C shares	(569,974)
Institutional shares	(15,096,099)
Service shares	(22,060)
In excess of net investment income
Class A shares	(651,200)
Class B shares	(46,974)
Class C shares	(12,794)
Institutional shares	(338,855)
Service shares	(495)

Total distributions to shareholders	(47,842,378)

From share transactions:

Proceeds from sales of shares	129,543,645
Reinvestment of dividends and distributions	33,682,300
Cost of shares repurchased	(182,371,069)

Net decrease in net assets resulting from share transactions	(19,145,124)

TOTAL DECREASE	(43,325,357)

Net assets:

Beginning of period	832,436,863

End of period	$789,111,506

Accumulated distributions in excess of net investment income	$ (1,050,318)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Changes in Net Assets
For the Year Ended October 31, 1999

From operations:

Net investment income	$ 67,379,988
Net realized loss on investment and foreign currency transactions	(2,720,050)
Net change in unrealized loss on investments and futures	(21,099,547)

Net increase in net assets resulting from operations	43,560,391

Distributions to shareholders:

From net investment income
Class A shares	(43,632,406)
Class B shares	(2,990,090)
Class C shares	(846,589)
Institutional shares	(17,700,298)
Service shares	(34,695)

Total distributions to shareholders	(65,204,078)

From share transactions:

Proceeds from sales of shares	479,200,997
Reinvestment of dividends and distributions	47,672,946
Cost of shares repurchased	(210,201,224)

Net increase in net assets resulting from share transactions	316,672,719

TOTAL INCREASE	295,029,032

Net assets:

Beginning of year	537,407,831

End of year	$832,436,863

Accumulated undistributed net investment income	$ 7,583,257

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
April 30, 2000 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs High Yield Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

         The Fund invests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, generally negative perceptions of the junk bond markets and less secondary market liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
April 30, 2000 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES – continued

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.

         The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

         The Fund, at its most recent tax year-end of October 31, 1999 had approximately $10,760,000 capital loss carryforwards expiring in 2006 and 2007 for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

         At April 30, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $846,707,929. Accordingly, the gross unrealized gain on investments was $14,273,579 and the gross unrealized loss on investments was $109,779,334 resulting in a net unrealized loss of $95,505,755.

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

         Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific transfer agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.
GOLDMAN SACHS HIGH YIELD FUND

2. SIGNIFICANT ACCOUNTING POLICIES – continued

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

         Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the average daily net assets of the Fund.

         The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, 0.02% of the average daily net assets of the Fund.

         The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00%, and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
April 30, 2000 (Unaudited)

3. AGREEMENTS – continued

         Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $309,000 during the period ended April 30, 2000.

         Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, and Class C Shares and 0.04% of the average daily net assets for Institutional and Services Shares.

         The Trust, on behalf of the Fund, has adopted a Service Plan. The Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50%, on an annualized basis, of the average daily net assets of the Service Shares.

As of April 30, 2000, the amounts owed to affiliates were approximately $455,000, $141,000 and $93,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended April 30, 2000, were $266,881,278 and $291,234,971, respectively.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS HIGH YIELD FUND

4. PORTFOLIO SECURITIES TRANSACTIONS – continued

At April 30, 2000, the Fund had outstanding forward foreign currency exchange contracts as follows:

Open Foreign Currency Sale Contracts	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

British Pound
expiring 5/2/2000	$ 2,812,072	$ 2,721,581	$ 90,491	$ —
expiring 5/30/2000	252,614	245,271	7,343	—
expiring 6/30/2000	3,782,710	3,668,833	113,877	—
expiring 8/15/2000	2,527,088	2,455,153	71,935	—
expiring 9/15/2000	5,174,941	4,960,437	214,504	—
expiring 10/18/2000	14,808,258	14,325,731	482,527	—
expiring 11/1/2000	1,476,969	1,443,105	33,864	—
expiring 11/30/2000	5,069,366	4,931,221	138,145	—
Euro Currency
expiring 5/2/2000	561,754	476,003	85,751	—
expiring 5/15/2000	647,250	560,835	86,415	—
expiring 5/30/2000	389,228	333,408	55,820	—
expiring 6/1/2000	157,442	137,598	19,844	—
expiring 6/15/2000	120,894	105,401	15,493	—
expiring 6/30/2000	256,268	219,535	36,733	—
expiring 7/17/2000	3,912,729	3,597,588	315,141	—
expiring 7/18/2000	43,561	36,423	7,138	—
expiring 8/1/2000	637,014	534,209	102,805	—
expiring 9/15/2000	2,445,799	1,994,298	451,501	—
expiring 10/2/2000	2,389,952	1,966,821	423,131	—
expiring 10/30/2000	210,808	182,721	28,087	—
expiring 11/1/2000	5,871,132	4,903,735	967,397	—
expiring 11/15/2000	1,793,545	1,516,467	277,078	—
expiring 11/29/2000	5,962,297	5,115,561	846,736	—
expiring 11/30/2000	2,905,922	2,463,600	442,322	—
expiring 12/1/2000	152,492	133,401	19,091	—
expiring 12/15/2000	3,332,240	2,913,075	419,165	—
expiring 12/29/2000	5,395,695	4,614,084	781,611	—
expiring 1/16/2001	10,366,413	8,742,694	1,623,719	—
expiring 2/1/2001	7,021,510	5,884,104	1,137,406	—
expiring 4/1/2001	5,155,277	4,475,125	680,152	—
expiring 5/1/2001	2,804,607	2,477,059	327,548	—
expiring 5/15/2001	15,344,085	13,399,772	1,944,313	—
expiring 6/1/2001	8,834,710	7,881,921	952,789	—
expiring 7/16/2001	6,622,285	6,087,151	535,134	—

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$129,238,927	$115,503,921	$13,735,006	$ —

Closed but Unsettled Forward Currency Contracts	Purchase Value	Sale Value	Realized Gain	Realized Loss

Euro Currency
expiring 6/1/2000	$ 613,498	$ 670,267	$ 56,769	$ —
expiring 6/15/2000	91,871	92,582	711	—
expiring 8/1/2000	42,104	41,501	—	603
expiring 11/1/2000	1,447,480	1,460,185	12,705	—
expiring 12/15/2000	1,976,304	1,995,880	19,576	—
expiring 2/1/2001	5,236,536	5,851,698	615,162	—
expiring 2/1/2001	873,904	860,974	—	12,930
expiring 6/1/2001	1,312,845	1,331,687	18,842	—

TOTAL CLOSED BUT UNSETTLED FORWARD CURRENCY CONTRACTS	$ 11,594,542	$ 12,304,77 4	$ 723,765	$13,533

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
April 30, 2000 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS – continued

         The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

         The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. At April 30, 2000, the Fund had no open futures contracts.

5. LINE OF CREDIT FACILITY

The Fund participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended April 30, 2000, the Fund did not have any borrowings under any of these facilities.

6. REPURCHASE AGREEMENTS

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

GOLDMAN SACHS HIGH YIELD FUND

7. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

         At April 30, 2000, the Fund had an undivided interest in the repurchase agreement in the joint account which equaled $3,800,000 in principal amount. At April 30, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amounts	Interest Rate	Maturity Date	Amortized Cost

ABN / AMRO, Inc.	$ 703,700,000	5.85%	05/01/2000	$ 703,700,000

Banc of America Securities LLC	1,300,000,000	5.85	05/01/2000	1,300,000,000

Bear Stearns Companies, Inc.	500,000,000	5.85	05/01/2000	500,000,000

Chase Securities, Inc.	400,000,000	5.85	05/01/2000	400,000,000

SG Cowen Securities	200,000,000	5.85	05/01/2000	200,000,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT				$3,103,700,000

8. CHANGE IN INDEPENDENT AUDITOR

On October 26, 1999 the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent auditors to Ernst & Young LLP. For the fiscal year ended October 31, 1999, Arthur Andersen LLP’s audit report contained no adverse opinion or disclaimer of opinion; nor was their report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
April 30, 2000 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended April 30, 2000 (Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	9,999,830	$ 90,540,531
Reinvestment of dividends and distributions	2,567,622	23,107,030
Shares repurchased	(14,129,723)	(127,935,644)

	(1,562,271)	(14,288,083)

Class B Shares
Shares sold	626,770	5,697,359
Reinvestment of dividends and distributions	124,123	1,149,363
Shares repurchased	(788,152)	(7,142,050)

	(37,259)	(295,328)

Class C Shares
Shares sold	488,716	4,397,299
Reinvestment of dividends and distributions	39,026	351,235
Shares repurchased	(399,762)	(3,594,252)

	127,980	1,154,282

Institutional Shares
Shares sold	3,173,323	28,632,456
Reinvestment of dividends and distributions	1,008,192	9,074,607
Shares repurchased	(4,885,683)	(43,629,458)

	(704,168)	(5,922,395)

Service Shares
Shares sold	30,368	276,000
Reinvestment of dividends and distributions	7	65
Shares repurchased	(7,536)	(69,665)

	22,839	206,400

NET DECREASE	(2,152,879)	$ (19,145,124)

GOLDMAN SACHS HIGH YIELD FUND

	For the Year Ended October 31, 1999

	Shares	Dollars

Class A Shares
Shares sold	25,318,440	$241,274,515
Reinvestment of dividends and distributions	3,487,785	33,178,138
Shares repurchased	(14,816,674)	(141,291,530)

	13,989,551	133,161,123

Class B Shares
Shares sold	2,175,067	20,848,416
Reinvestment of dividends and distributions	176,076	1,642,893
Shares repurchased	(1,143,028)	(10,841,667)

	1,208,115	11,649,642

Class C Shares
Shares sold	1,321,781	12,726,945
Reinvestment of dividends and distributions	54,662	520,094
Shares repurchased	(1,196,698)	(11,389,250)

	179,745	1,857,789

Institutional Shares
Shares sold	21,248,263	204,157,121
Reinvestment of dividends and distributions	1,299,004	12,317,045
Shares repurchased	(4,829,091)	(46,289,669)

	17,718,176	170,184,497

Service Shares
Shares sold	20,193	194,000
Reinvestment of dividends and distributions	1,518	14,776
Shares repurchased	(39,586)	(389,108)

	(17,875)	(180,332)

NET INCREASE	33,077,712	$316,672,719

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations (a)				Distributions to shareholders

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		From net investment income	In excess of net investment income	Net decrease in net asset value

FOR THE PERIOD ENDED APRIL 30, (UNAUDITED)

2000 - Class A Shares	$ 9.07	$0.42	(e)	$(0.16	) (e)	$(0.42)	$(0.10)	$(0.26)
2000 - Class B Shares	9.08	0.39	(e)	(0.17	) (e)	(0.39)	(0.10)	(0.27)
2000 - Class C Shares	9.07	0.39	(e)	(0.17	) (e)	(0.39)	(0.10)	(0.27)
2000 - Institutional Shares	9.08	0.44	(e)	(0.16	) (e)	(0.44)	(0.10)	(0.26)
2000 - Service Shares	9.08	0.41	(e)	(0.16	) (e)	(0.41)	(0.10)	(0.26)

FOR THE YEARS ENDED OCTOBER 31,

1999 - Class A Shares	9.16	0.85		(0.10)		(0.84)	—	(0.09)
1999 - Class B Shares	9.16	0.77		(0.09)		(0.76)	—	(0.08)
1999 - Class C Shares	9.16	0.78		(0.11)		(0.76)	—	(0.09)
1999 - Institutional Shares	9.17	0.90	(e)	(0.12	) (e)	(0.87)	—	(0.09)
1999 - Service Shares	9.17	0.86	(e)	(0.12	) (e)	(0.83)	—	(0.09)

1998 - Class A Shares	9.97	0.82		(0.85)		(0.78)	—	(0.81)
1998 - Class B Shares	9.97	0.75		(0.86)		(0.70)	—	(0.81)
1998 - Class C Shares	9.97	0.75		(0.86)		(0.70)	—	(0.81)
1998 - Institutional Shares	9.97	0.84		(0.83)		(0.81)	—	(0.80)
1998 - Service Shares	9.97	0.80		(0.84)		(0.76)	—	(0.80)

FOR THE PERIOD ENDED OCTOBER 31,

1997 - Class A Shares (commenced August 1)	10.00	0.17		(0.02)		(0.17)	(0.01)	(0.03)
1997 - Class B Shares (commenced August 1)	10.00	0.15		(0.02)		(0.15)	(0.01)	(0.03)
1997 - Class C Shares (commenced August 15)	9.97	0.14		0.01		(0.14)	(0.01)	—
1997 - Institutional Shares (commenced August 1)	10.00	0.18		(0.02)		(0.18)	(0.01)	(0.03)
1997 - Service Shares (commenced August 1)	10.00	0.17		(0.02)		(0.17)	(0.01)	(0.03)

(a)	Includes the balancing effect of calculating per share amounts.

(b)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.

(c)	Annualized.

(d)	Not annualized.

(e)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

								Ratios assuming no expense limitations

Net asset value, end of period	Total return(b)		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$8.81	2.87	% (d)	$495,494	1.16	% (c)	9.46	% (c)	1.20	% (c)	9.42	% (c)	33.99	% (d)
8.81	2.37	(d)	38,450	1.91	(c)	8.71	(c)	1.95	(c)	8.67	(c)	33.99	(d)
8.80	2.38	(d)	10,910	1.91	(c)	8.69	(c)	1.95	(c)	8.65	(c)	33.99	(d)
8.82	3.07	(d)	243,784	0.76	(c)	9.85	(c)	0.80	(c)	9.81	(c)	33.99	(d)
8.82	2.82	(d)	474	1.26	(c)	9.20	(c)	1.30	(c)	9.16	(c)	33.99	(d)

9.07	8.06		524,674	1.16		9.06		1.22		9.00		59.04
9.08	7.38		39,907	1.91		8.30		1.97		8.24		59.04
9.07	7.26		10,078	1.91		8.26		1.97		8.20		59.04
9.08	8.49		257,498	0.76		9.50		0.82		9.44		59.04
9.08	7.95		280	1.26		8.92		1.32		8.86		59.04

9.16	(0.70)		401,626	1.09		8.25		1.36		7.98		113.44
9.16	(1.43)		29,256	1.84		7.61		1.88		7.57		113.44
9.16	(1.43)		8,532	1.84		7.61		1.88		7.57		113.44
9.17	(0.32)		97,547	0.84		9.47		0.88		9.43		113.44
9.17	(0.79)		447	1.34		9.17		1.38		9.13		113.44

9.97	1.50	(d)	325,911	0.95	(c)	7.06	(c)	1.57	(c)	6.44	(c)	44.80	(d)
9.97	1.31	(d)	10,308	1.70	(c)	6.28	(c)	2.07	(c)	5.91	(c)	44.80	(d)
9.97	1.46	(d)	1,791	1.70	(c)	6.17	(c)	2.07	(c)	5.80	(c)	44.80	(d)
9.97	1.58	(d)	2	0.70	(c)	7.16	(c)	1.07	(c)	6.79	(c)	44.80	(d)
9.97	1.46	(d)	2	1.20	(c)	6.69	(c)	1.57	(c)	6.32	(c)	44.80	(d)

GOLDMAN SACHS FUND PROFILE

Goldman Sachs High Yield Fund

THE GOLDMAN SACHS ADVANTAGE

When you invest in the Goldman Sachs High Yield Fund, you can capitalize on Goldman Sachs' 131-year history of excellence while benefiting from the firm's leadership in three areas:

Global Resources

1 With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses firsthand knowledge of the world's markets and economies. Fundamental  Research

2 Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

Risk Management

3 Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk - a process that is integrated into all Goldman Sachs investment products.

Goldman Sachs High Yield Fund offers investors access to a potentially attractive risk/reward profile. The Fund seeks a high level of current income and, secondarily, capital appreciation, primarily through fixed income securities rated, at the time of investment, below investment grade.

Target Your Needs

Goldman Sachs High Yield Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.*  Please note: in general, greater returns are associated with greater risk.

Goldman Sachs Fixed Income Funds
Higher Risk/Return

HIGH YIELD
■ High Yield Fund

TAXABLE
■ Global Income Fund
■ Core Fixed Income Fund
■ Government Income Fund
■ Short Duration Government Fund
■ Adjustable Rate Government Fund

TAX-FREE

■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Lower Risk/Return

For More Information

To learn more about the Goldman Sachs High Yield Fund and other Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Douglas C. Grip, President
David B. Ford	Jesse H. Cole, Vice President
Douglas C. Grip	Kerry Daniels, Vice President
John P. McNulty	James A. Fitzpatrick, Vice President
Mary P. McPherson	Mary Hoppa, Vice President
Alan A. Shuch	Nancy L. Mucker, Vice President
Jackson W. Smart, Jr.	John M. Perlowski, Treasurer
William H. Springer	Philip V. Giuca, Jr., Assistant Treasurer
Richard P. Strubel	Michael J. Richman, Secretary
Amy E. Belanger, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus.Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. .is the distributor of the Fund.

Goldman Sachs High Yield Fund invests primarily in high yield, lower rated securities which involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman Sachs High Yield Fund's foreign investments may be more volatile than an investment in U.S .securities and are subject to the risks of currency fluctuations and political developments.

Goldman Sachs High Yield Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S .issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: June 30, 2000 / 00-924                                                                                                                                                                                                                                                                           FI/HYSAR /13K / 6-00